[LETTERHEAD OF FOOTSTAR, INC.]

August 13, 2002

VIA EDGAR Securities and Exchange Commission 450 Fifth Street, N.W. Judiciary Plaza Washington, D.C. 20549

Re:	Footstar, Inc. - Quarterly Report on Form 10-Q For the Quarterly Period ending June 29, 2002

Submitted herewith for filing on behalf of Footstar, Inc., a Delaware corporation, is a Quarterly Report on Form 10-Q and accompanying written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Should you have any questions regarding this filing, please contact the undersigned at 845-727-6500.

Very truly yours, MAUREEN RICHARDS Maureen Richards Senior Vice President, General Counsel & Corporate Secretary